UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 28, 2013

AMERICAN AXLE & MANUFACTURING HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-14303	38-3161171
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

One Dauch Drive, Detroit, Michigan	48211-1198
(Address of principal executive offices)	(zip code)

(313) 758-2000

Registrant’s telephone number, including area code

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8–K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a–12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d–2(b) under the Exchange Act (17 CFR 240.14d–2(b))

☐	Pre-commencement communications pursuant to Rule 13e–4(c) under the Exchange Act (17 CFR 240.13e–4(c))

SECTION 1 — Registrant’s Business and Operations

Item 1.01. Entry into a Material Definitive Agreement.

On March 1, 2013, in connection with the cash tender offer and consent solicitation (the “Tender Offer”) by American Axle & Manufacturing, Inc. (the “Company”) for any and all of its outstanding $300 million aggregate principal amount of 7.875% Senior Notes due March 1, 2017 (the “Notes”), the Company accepted for payment and paid for $172,581,000 aggregate principal amount of the Notes, and the Company and The Bank of New York Mellon Trust Company, N.A. (as successor to BNY Midwest Trust Company), as trustee (the “Trustee”), entered into a first supplemental indenture dated as of February 28, 2013 (the “First Supplemental Indenture”). The First Supplemental Indenture amends and supplements the indenture, dated as of February 27, 2007 (the “Indenture”), among the Company, American Axle & Manufacturing Holdings, Inc., as guarantor, and the Trustee, pursuant to which the Notes were issued. The First Supplemental Indenture became operative on March 1, 2013 upon the acceptance and payment by the Company of all Notes tendered in the Tender Offer before 5:00 p.m., February 28, 2013. The First Supplemental Indenture amends the Indenture to, among other things, eliminate most of the restrictive covenants and certain default provisions applicable to the Notes and shorten the notice required to be given to holders in the case of redemption of the notes. A copy of the First Supplemental Indenture is attached hereto as Exhibit 4.1 and is incorporated by reference herein.

SECTION 9 — Financial Statements and Exhibits

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

4.1	First Supplemental Indenture, dated as of February 28, 2013, between American Axle & Manufacturing, Inc. and The Bank of New York Mellon Trust Company, N.A. (as successor to BNY Midwest Trust Company), as trustee, related to American Axle & Manufacturing, Inc.’s 7.875% Senior Notes due March 1, 2017.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN AXLE & MANUFACTURING HOLDINGS, INC.

By:	/s/ MICHAEL K. SIMONTE
Name:	Michael K. Simonte
Title:	Executive Vice President & Chief Financial Officer (also in capacity of Chief Accounting Officer)

Dated: March 1, 2013

INDEX TO EXHIBITS

Exhibit No.	Description

4.1	First Supplemental Indenture, dated as of February 28, 2013, between American Axle & Manufacturing, Inc. and The Bank of New York Mellon Trust Company, N.A. (as successor to BNY Midwest Trust Company), as trustee, related to American Axle & Manufacturing, Inc.’s 7.875% Senior Notes due March 1, 2017.